Exhibit 99.1

Asia Vision Network announces Confidential Submission of Draft Registration Statement to the U.S. Securities and Exchange Commission (“SEC”) with respect to proposed business combination with Malacca Straits Acquisition Company

NEW YORK, N.Y. — June 15, 2021 — Asia Vision Network (“AVN”), a wholly owned subsidiary of PT. MNC Vision Networks Tbk (“IPTV” or “the Company”) has submitted a confidential draft of a Registration Statement on Form F-4 to the U.S. Securities and Exchange Commission with respect to its proposed business combination with Malacca Straits Acquisition Company (NASDAQ: MLAC)(“MLAC”). AVN is the holding company for Vision + and MNC Play.

The business combination is subject to customary closing conditions, including the approval of MLAC’s shareholders, and is expected to be consummated in Q3-2021. Upon the closing of the business combination, AVN is expected to be listed on NASDAQ as a new Indonesian US-listed holding company.

“Ade Tjendra, President Director of IPTV said, “Today, I am very excited to announce this huge milestone of IPTV. We are pleased to partner with Malacca Straits to create a far greater opportunity for the Company’s growth. Together with Malacca Straits, we are determined to bring Indonesian’s fastest growing OTT and streaming business to be listed on NASDAQ, the deepest capital market in the world. Furthermore, with this significant step forward, we believe it will accelerate the growth of the Company with its unique business model.”

Post-Transaction Corporate Structure of PT MNC Vision Networks Tbk (“IPTV”)

About Asia Vision Network

Asia Vision Network is the holding company for Vision+, Indonesia’s fastest growing OTT media business and MNC Play, the 3rd largest fixed broadband and Fiber Optic Pay-TV operator in Indonesia, which is part of MNC Group, Southeast Asia’s largest integrated media group.

Vision+ dominates the SVOD OTT market with the most extensive Indonesian content proposition through its arrangement with MNC Group’s content library and has the exclusive rights to carry all FTA channels in its platform. Moreover, Vision+ offers international and local content in the form of more than 10,000 hours of VODs and up to 120 premium linear channels with time-shift and catch-up features for up to 7 days back. As per December 2020, Vision+ has 32 million Monthly Active Users with more than 1.6 million paid subscribers.

MNC Play delivers fiber optic based broadband & Pay-TV services and Android OTT Box devices delivered through Playbox. Using FTTH infrastructure, MNC Play offers high speed internet with up to 1000 Mbps and Pay-TV services with 172 HD ready channels. As of FY-2020, MNC Play has rolled out close to 1.5 million home pass with more than 296,000 subscribers.

MNC Play has successfully secured partnerships with various neutral network providers to expedite its network expansion beyond its existing home pass, to add an additional 700,000 home pass in over 14 cities and the first service provider that secured a multi-year deal with ICON+, which has the readiest access and lowest rolling out cost per home pass in Indonesia.

About Malacca Straits Acquisition Company

Malacca Straits is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Malacca Straits consummated its initial public offering on July 17, 2020. Its units, shares and warrants are listed on the NASDAQ Capital Market.

Forward Looking Statements

This press release contains, and certain oral statements made by representatives of Malacca Straits and AVN and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Malacca Straits’ and AVN’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Malacca Straits’ and AVN’s expectations with respect to future performance of AVN, anticipated financial impacts of the proposed transaction (the “Transaction”), the anticipated addressable market for AVN, the satisfaction of the closing conditions to the Transaction, the pre-money valuation of AVN (which is subject to certain inputs that may change prior to the closing of the Transaction and is subject to adjustment after the closing of the Transaction), and the timing of the closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Malacca and AVN and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to consummate the Transaction, including due to failure to obtain approval of the shareholders of Malacca Straits or other conditions to the closing in the Business Combination Agreement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (4) the inability to obtain the listing of AVN’s securities on Nasdaq following the Transaction; (5) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (6) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of AVN to grow and manage growth economically and hire and retain key employees; (7) costs related to the Transaction; (8) changes in applicable laws or regulations; (9) the effect of the COVID-19 pandemic on Malacca Straits or AVN and their ability to consummate the Transaction; (10) the possibility that Malacca Straits or AVN may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties to be identified in the registration/proxy statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Malacca Straits or AVN. Malacca Straits and AVN caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Malacca Straits or AVN undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the Transaction will be completed, nor can there be any assurance, if the Transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Malacca Straits and AVN in connection with the Transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Malacca Straits derived entirely from Malacca Straits and all information relating to the business, past performance, results of operations and financial condition of AVN derived entirely from AVN. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Malacca Straits or AVN, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of AVN has been derived, directly or indirectly, exclusively from AVN and has not been independently verified by Malacca Straits. Neither the independent auditors of Malacca Straits nor the independent auditors of or AVN audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

Important Information about the Transaction and Where to Find It

In connection with the Transaction, Malacca Straits and AVN will file relevant materials with the SEC, including a Form F-4 registration statement to be filed by AVN (the “F-4”), which will include a prospectus with respect to AVN’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Malacca Straits’ shareholder meeting at which Malacca Straits’ shareholders will be asked to vote on the proposed Business Combination and related matters. MALACCA STRAITS’ SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE F-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT MALACCA STRAITS, AVN AND THE TRANSACTION. When available, the Proxy Statement contained in the F-4 and other relevant materials for the Transaction will be mailed to shareholders of Malacca Straits as of a record date to be established for voting on the proposed business combination and related matters. The preliminary F-4 and Proxy Statement, the final F-4 and definitive Proxy Statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Malacca Straits with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Malacca Straits at Unit 601-2, St. George’s Building, 2 Ice House Street, Central, Hong Kong. Information filed with the SEC is also available on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Malacca Straits and AVN and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Malacca Straits ordinary shares in respect of the proposed business combination. Malacca Straits shareholders and other interested persons may obtain more detailed information regarding the names and interests in the Transaction of Malacca Straits’ directors and officers in Malacca Straits’ and AVN’s filings with the SEC, including when filed, the F-4 and the Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

Investor Contacts:

Ashley DeSimone - Ashley.DeSimone@icrinc.com

Jake Pisano - Jake.Pisano@icrinc.com

Asia:

William Zima - Bill.zima@icrinc.com

Media Contact:

Edmond Lococo - Edmond.lococo@icrinc.com

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